UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2003

NETWORKS ASSOCIATES, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware (State or other jurisdiction of incorporation)	77-0316593 I.R.S. Employer Identification Number

3965 Freedom Circle Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)

Registrant’s telephone number, including area code: (408) 988-3832

Item 7. Financial Statements and Exhibits.

99.1	Press release dated October 23, 2003, announcing third quarter 2003 results (solely furnished and not filed herewith pursuant to item 12).

Item 12. Results of Operations and Financial Condition

     On October 23, 2003, Networks Associates, Inc. (the “Registrant”) issued a press release announcing its third-quarter 2003 results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished and not filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: October 23, 2003	By:	/s/ Stephen C. Richards

Stephen C. Richards Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibits.

99.1	Press release dated October 23, 2003, announcing third quarter 2003 results.